ANNUAL MEETING OF STOCKHOLDERS APRIL 26, 2018 RENAISSANCE WOODBRIDGE HOTEL 1

2 FORWARD-LOOKING STATEMENT Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not have any obligation to update any forward- looking statements to reflect events or circumstances after the date of this statement. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2017.

2017 Performance Highlights

Provident Financial Services, Inc.

Assets	↑ 4% to $9.8B
Loans	↑ 5% to $7.3B
Deposits	↑ 2% to $6.7B
Non-Interest Bearing Deposits	↑ 8% to $1.5B
Revenues	↑ 6% to $334M
Net Income	↑ 7% to $94M
Earnings Per Share	↑ 5% to $1.45

3

4 SELECTED RATIOS - 2017 0.99%Return on Average Assets 10.82%Return on Average Tangible Common Equity 3.21%Net Interest Margin 1.97%Non-Interest Expenses/Average Assets 56.25%Efficiency Ratio

5 HOW WE MEASURE SUCCESS $1.18 $1.23 $1.22 $1.33 $1.38 $1.45 EPS $10.40 $10.92 $11.40 $11.75 $12.54 $13.20 TBV per share $0.13 $0.15 $0.15 $0.17 $0.19 $0.20Regular Quarterly Cash Dividend per share 3.5% 3.1% 3.4% 3.4% 2.7% 3.0%Dividend Yield $14.92 $19.32 $18.06 $20.15 $28.30 $26.97 Closing Price 2012 2013 2014 2015 2016 2017 5% CAGR +54% 5-year TSR 115% 4% CAGR

6 STRATEGIC PLANNING PROCESS UPDATE Leverage our customer relationships across the Bank’s lines-of-business Proactively identify customer needs to retain and grow profitable relationships Develop a data analytics capability to enable more fact- based business decisions Explore the opportunities afforded by an “Integrated Banking Model” NEW 3-YEAR STRATEGIC PLAN

7 STRATEGIC PLANNING PROCESS UPDATE Optimize net interest income within acceptable risk parameters Obtain tomorrow’s talent, today, to address competency gaps and succession planning / management development Pursue accretive mergers and/or acquisitions NEW 3-YEAR STRATEGIC PLAN

8 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Dollars in Thousands) December 31, 2017 Annualized Return on Average Tangible Equity: Total average stockholders' equity 1,289,973$ Less: total average intangible assets 421,628 Total average tangible stockholders's equity 868,345$ Net income 93,949$ Annualizd return on average tangible equity (net income/total average stockholders' equity) 10.82% Efficiency Ratio Calculation: Net interest income 278,202$ Non-interest income 55,697 Total income 333,899$ Non-interest expense 187,822$ Efficiency ratio (non-interest expense/total income) 56.25%